SUPPLEMENT DATED OCTOBER 15, 2025 FOR THE
PROSPECTUS DATED MAY 1, 2016
AND NOTICE DOCUMENT DATED MAY 1, 2025 FOR

Symetra True Variable Annuity®

Issued By: Symetra Life Insurance Company

This supplement updates certain information in the prospectus and Notice Document for the above referenced variable annuity contract issued by Symetra Life Insurance Company.

Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business. As a result, certain portfolios will undergo a name change and certain sub-advisors will be replaced or removed.

Effective on or about November 1, 2025, the Portfolio Name and Advisor column under Appendix B in the prospectus and the Appendix in the Notice Document is replaced as follows:

ORIGINAL	REVISED
PORTFOLIO NAME AND ADVISOR	PORTFOLIO NAME AND ADVISOR
LVIP Macquarie SMID Cap Core Fund - Standard Class Lincoln Investment Advisors Corporation	LVIP Nomura SMID Cap Core Fund - Standard Class Lincoln Investment Advisors Corporation
Macquarie VIP Emerging Markets Series, Standard Class
Delaware Management Company a series of Macquarie Investment Management Business Trust Sub-advised by Macquarie Investment Management Global Limited
Nomura VIP Emerging Markets Series, Standard Class Delaware Management Company a series of Nomura Investment Management Business Trust
Macquarie VIP Small Cap Value Series, Standard Class Delaware Management Company a series of Macquarie Investment Management Business Trust Sub-advised by Macquarie Investment Management Global Limited	Nomura VIP Small Cap Value Series, Standard Class Delaware Management Company a series of Nomura Investment Management Business Trust